Exhibit 10.8
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                               EXTENSION AGREEMENT

BETWEEN:

                DOROTHY DENNIS, businesswoman (herein "Dennis"), of #705 588 Broughton St., Vancouver, British Columbia, V6G 3E3

AND:

                 NAPTAU GOLD CORPORATION, a Delaware Corporation
               (herein "NAPTAU"), having its registered offices at
            11th Floor, Rodney Square North, 11th and Market Streets,
                  Wilmington, New Castle County, Delaware 19801

                                  WITNESS THAT

WHEREAS

      (1) NAPTAU and Dennis entered into an agreement on the 12th day of October, 1995 for the acquisition by NAPTAU of Placer Lease #1160 in the Cariboo Mining Division of British Columbia, in the area of Likely, British Columbia, Canada (the "Agreement");

      (2) Pursuant to the Agreement NAPTAU was obligated, in part, to pay the sum of USD$200,000 to Dennis on or before December 12, 1995;

      (3) NAPTAU has not as yet made the payment above referred to; and

      (4) Both Dennis and NAPTAU would like to extend the time for payment of the said principal sum on mutually satisfactory terms;

IT IS NOW AGREED that in consideration of the payment of TEN DOLLARS ($10) by NAPTAU to Dennis, the receipt and sufficiency of which is hereby acknowledged, and the further mutual covenants and agreements following, that:

      1. The time for payment of the principal sum of USD$200,000 as required by the Agreement is hereby extended to October 12, 1996.

      2. NAPTAU agrees to pay forthwith in consideration for entering this extension agreement and in settlement of the interest owing on the above principal sum the amount of USD$20,000.

      3. Dennis may choose to convert the amount required to be paid by paragraph 2 into shares of the common stock of NAPTAU.

      4. NAPTAU may pay at any time before October 12, 1995 the principal sum due under the Agreement, but if it chooses to do so
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there will be no adjustment of the amount required to be paid by NAPTAU pursuant to paragraph 2.

IN WITNESS WHEREOF THE PARTIES HERETO, IF CORPORATE PARTIES HAVING BEEN DULY AUTHORIZED BY THEIR RESPECTIVE BOARDS OF DIRECTORS, HAVE SET THEIR HANDS AND SEALS AS OF THE 30TH DAY OF APRIL, 1996.


NAPTAU GOLD CORPORATION


BY: EDWARD D. RENYK, President


EXECUTED BY DOROTHY DENNIS          )
IN THE PRESENCE OF:                 )
Name: _______________________       )
Address: ____________________       )    ________________________________
_____________________________       )             DOROTHY DENNIS
Occupation: _________________       )


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